UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 9, 2026

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	NASDAQ Capital Market

Item 5.02(e).	Compensatory Arrangements of Certain Officers.

At a meeting of the Board of Directors of The Middlefield Banking Company held on February 9, 2026, the directors approved the termination of the following supplemental executive retirement plans (“SERPs”) for the benefit of President and Chief Executive Officer Ronald L. Zimmerly, Jr. effective as of February 9, 2026: (i) that certain Supplemental Executive Retirement Benefits Agreement, dated as of December 15, 2011, with an effective date as of January 1, 2012, by and between Liberty National Bank and Ronald Zimmerly, as amended by that certain First Amendment to the Supplemental Executive Retirement Benefits Agreement adopted July 14, 2015 (the “2012 SERP”), (ii) that certain Liberty National Bank Supplemental Executive Retirement Plan, adopted as of October 1, 2015, by Liberty National Bank for the benefit of Ronald L. Zimmerly (the “2015 SERP”), and (iii) that certain Secondary Supplemental Executive Retirement Plan, adopted as of October 1, 2015 by Liberty National Bank for the benefit of Ronald L. Zimmerly (the “Second 2015 SERP”).

The SERPs were terminated in connection with the pending merger of Middlefield Banc Corp. with and into Farmers National Banc Corp. (the “Merger”) with payments of compensation deferred under the terminated SERPs to be made on the last business day preceding the date on which the Merger is consummated. In connection with the termination of the SERPs, Mr. Zimmerly will receive certain compensation in accordance with the provisions of the SERPs, including, the transfer of seven bank-owned annuity contracts having an estimated account value of $833,864.

The foregoing description of the SERPs does not purport to be complete and is qualified in its entirety by reference to the 2012 SERP which is filed as Exhibits 10.8 and 10.9 to the Form 10-Q filed by Middlefield Banc Corp. on May 14, 2024, the 2015 SERP which is filed as Exhibit 10.13 to the Form 10-Q filed by Middlefield Banc Corp. on May 14, 2024, and the Second 2015 SERP which is filed as Exhibit 10.10 to the Form 10-Q filed by Middlefield Banc Corp. on May 14, 2024, each of which are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: February 12, 2026	/s/ Ronald L. Zimmerly, Jr
President and Chief Executive Officer